UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)
705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(617) 500-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 14, 2017, IIOT-OXYS, Inc., a Nevada corporation (the “Company”), entered into the Securities Exchange Agreement dated December 14, 2017, between the Company, HereLab, Inc., a Delaware corporation (“HereLab”), and the shareholders of HereLab (the “Exchange Agreement”). The Exchange Agreement contains representations and warranties of the parties customary to a transaction of this nature.

Upon completion of the closing of the Exchange Agreement was completed (the “Closing”), the Company will issue an aggregate of 1,650,000 shares of its Common Stock on a pro rata basis to the two shareholders of HereLab, and HereLab became a wholly owned subsidiary of the Company. In addition, on the Closing date Patrick Phillips, the principal shareholder of HereLab, will be appointed as Vice President of Product Management and a director of the Company and will receive 1,500,000 of the shares issued in the exchange transaction.

Upon Closing, the Company will file Articles of Exchange with the State of Nevada. Under the terms of the Exchange Agreement, HereLab has agreed to prepare and furnish audited financial statements in compliance with Item 9.01(a) of Form 8-K for filing by IIOT not later than 75 days following the Closing date.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Equity Incentive Plan

On December 14, 2017 (the “Effective Date”) the Board of Directors of the Company approved the 2017 Stock Incentive Plan (the “2017 Plan”). Awards may be made under the 2017 Plan for up to 4,500,000 shares of common stock of the Company. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted awards under the 2017 Plan. No awards can be granted under the 2017 Plan after the expiration of 10 years from the Effective Date, but awards previously granted may extend beyond that date. Awards may consist of both incentive and non-statutory options, restricted stock units, stock appreciation rights, and restricted stock awards.

With the approval of the 2017 Plan, the Board terminated the Gotham Capital Holdings, Inc. 2017 Stock Awards Plan with no awards having been granted thereunder.

Item 9.01.	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description
2.1	Securities Exchange Agreement dated December 14, 2017, with HereLab, Inc.
4.1	2017 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: December 18, 2017	By:	/s/ Giro DiBiase
Giro DiBiase, Chief Executive Officer

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